Exhibit 99.2

CARROLL BANCORP, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made by and between Carroll Bancorp, Inc., a Maryland corporation (the “Company”), and the undersigned subscriber whose name and address are set forth on the signature page to this Agreement (“Subscriber”).

WITNESSETH:

WHEREAS, up to 484,848 shares of common stock, $0.01 par value per share (the “Shares”) in the Company are to be sold at a price of $16.50 per Share (the “Offering”), as more fully described in the Confidential Private Placement Memorandum dated November 12, 2014, as heretofore delivered to Subscriber together with the exhibits attached to and other information delivered with the Memorandum (the “Memorandum”); and

WHEREAS, Subscriber desires to purchase a specified number of Shares and, in consideration thereof, to make a capital contribution to the Company in the amount set forth on the signature page hereof, all upon and subject to the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the mutual promises, covenants and agreements as hereinafter contained, the parties hereto agree as follows:

1. Subscription.

1.1 Payment for Shares. Subscriber hereby irrevocably subscribes for and irrevocably agrees to purchase, and the Company agrees to issue and sell to Subscriber if the Company accepts this subscription and does not cancel the Offering prior to the termination date of the Offering as set forth in the Memorandum (the “Termination Date”), the number of Shares for the consideration set forth on the signature page below.

1.2 Acceptance. The Company will determine, in its sole discretion, which subscriptions, if any, will be accepted, in whole or in part, and in what amounts. Subscriber shall not have any of the rights of a stockholder of the Company, and any sale of Shares to Subscriber shall not be deemed to occur, until Subscriber’s offer is accepted in writing by the Company. Subscriber shall not have any recourse against the Company if a purchase offer is rejected in whole or part or canceled by the Company prior to the Termination Date. The Company shall notify Subscriber in writing of the acceptance or rejection of a purchase offer, or the cancellation of a subscription. If the offer is rejected in whole or in part, or if the subscription is canceled, the Company will promptly return to Subscriber all or a ratable portion of the purchase price, as the case may be, without interest, deduction, penalty or expense, except that interest will be paid to the extent that law, regulation or administrative policy of a subscriber’s state of residence specifically requires. If the offer is rejected in part only, Subscriber shall immediately complete, execute, and deliver to the Company new subscription documents for the appropriate reduced amount subscribed for.

2. Subscriber’s Performance. The failure of any other Subscriber to perform his or her obligations under any agreement or instrument to which he or she is a party shall not excuse Subscriber from performing in full his or her obligations under this Agreement.

3. Representations and Warranties of Subscriber. Subscriber acknowledges, agrees, covenants, represents, warrants and certifies, as appropriate:

3.1 Subscriber (and his or her purchaser representative(s), if any) has carefully read, reviewed and understands the Memorandum and all other documents provided by the Company in connection with an investment in the Shares and has carefully evaluated the merits and risks of investing in the Shares, and Subscriber is fully cognizant of and understands all of the risks related to a purchase of the Shares, including, but not limited to, those risk factors set forth under the caption “Risk Factors” in the Memorandum.

3.2 Subscriber: (i) is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) is willing and able to bear the economic and other risks associated with the proposed investment, including, but not limited to, the risk of losing his, her or its entire investment in the Company; (iii) is able to hold the Shares for an indefinite period of time; (iv) is able presently to afford a complete loss of his, her or its investment; (v) has adequate net worth and means of providing for his, her or its current needs and possible personal or business contingencies; (vi) has no need for liquidity in the proposed investment; and (vii) believes his, her or its overall commitment to investments that are not readily marketable is reasonable in relation to his, her or its net worth.

3.3 Subscriber has sufficient knowledge and experience in financial and business matters, particularly in investments, to evaluate the merits and risks associated with an investment in the Company.

3.4 Subscriber and his or her advisor(s) have had a reasonable opportunity, at a reasonable time prior to the investment in the Company, to ask questions of representatives of the Company and to obtain additional information from the Company concerning the terms and conditions of the offering of the Shares, the Company and its present and proposed operations or as otherwise necessary to (i) verify the information provided in the Memorandum, (ii) analyze the nature and consequences of an investment in the Company, and (iii) evaluate the merits and risks of the investment in the Shares. The Company has answered or responded to all such questions and requests for information to the full satisfaction of Subscriber. No representations, oral or written, have been made and no information, oral or written, has been furnished or made available to Subscriber or Subscriber’s advisor(s) that were in any way inconsistent with the information contained in the Memorandum.

3.5 Because the sale of the Shares has not been registered under the Securities Act and the state securities laws of any applicable states or other jurisdictions (the “State Acts”), the Shares may not be resold or otherwise transferred unless they are registered under the Securities Act and the appropriate State Acts, or unless exemptions from such registration requirements are available. Subscriber understands that the Company has not agreed to register the sale or distribution of the Shares in accordance with the provisions of the Securities Act or any State Acts and that the Company has not agreed to comply with any exemption under the Securities Act or the State Acts for the resale of the Shares. The Company is under no obligation to register the sale of the Shares on behalf of Subscriber or to assist Subscriber in complying with any exemption from registration. Accordingly, a purchaser may be unable to liquidate an investment in the shares of common stock and should be prepared to bear the economic risk of an investment in the shares of common stock for an indefinite period.

3.6. Any certificates representing the Shares will contain a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION (THE “STATE ACTS”). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, EXCHANGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND THE STATE ACTS, EXCEPT UPON DELIVERY TO THE COMPANY OF (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (B) EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT, THE STATE ACTS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

3.7 The sale of the Shares has not been registered under the Securities Act or under the State Acts pursuant to exemptions therefrom for nonpublic offerings in reliance upon, among other things, the representations and warranties made by Subscriber herein and in Subscriber’s Purchaser Questionnaire, and that a breach of such representations and warranties could cause the Company to not qualify for such exemptions.

3.8 Subscriber and his or her advisor(s) have neither relied upon nor seen any form of advertising or general or public solicitation (including, but not limited to, communications published in or broadcast by any print or electronic medium or mass mailings) in connection with the offering of the Shares, and are aware of no such advertisement or solicitation received by others. Subscriber has attended no seminar or meeting in connection with the offering of the Shares, and Subscriber is aware of no such seminar or meeting attended by others, except for meetings of one or more potential subscribers with representatives of the Company for the purpose of responding to inquiries as provided in Section 3.4 above.

3.9 Subscriber is acquiring the Shares for which Subscriber is subscribing solely for investment, solely for his or her own account, not for the account of any other person, and not for distribution, assignment or resale to others and no other person has a direct or indirect beneficial interest in any Shares so acquired.

3.10 Subscriber confirms that he or she has not paid any commission, success fee or other remuneration to any person or entity engaged by or working with Subscriber regarding the purchase of the Shares.

3.11 The tax consequences arising from Subscriber’s investment in the Company are not susceptible to absolute prediction, and audit adjustments to Company income tax returns, new rulings of the Internal Revenue Service, court decisions, legislative changes and the like may have an adverse effect on Subscriber’s tax consequences. No representation is made, and no assurances are given, that any benefits will be available for purposes of federal income taxes or otherwise as a result of Subscriber’s investment in the Company.

3.12 Subscriber is not relying on any information, written or oral, provided by or on behalf of the Company with respect to the tax consequences of an investment in the Company or the suitability of this investment for Subscriber, but is relying on its own evaluation and that of its own advisors to make such determinations based on Subscriber’s particular circumstances.

3.13 Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares or made any finding or determination as to the fairness of this investment.

3.14 Subscriber has not distributed any materials, including the Memorandum, furnished to Subscriber by the Company to anyone other than Subscriber’s professional advisors.

3.15 If Subscriber is an individual, (i) Subscriber is at least 21 years of age, a citizen and resident of the United States of America and of sufficient legal capacity to execute this Agreement, (ii) Subscriber has the full right, power and authority to execute this Agreement, and to perform his or her obligations hereunder and thereunder, (iii) this Agreement has been duly executed and delivered by Subscriber and constitute valid and binding obligations of Subscriber, and (iv) the execution and delivery by Subscriber of this Agreement, and the performance by Subscriber of its obligations hereunder and thereunder, do not and will not violate or a conflict with the terms of any agreement or instrument to which Subscriber is a party or by which it is bound.

3.16 If Subscriber is a corporation, trust, partnership, limited liability company or other entity, (i) Subscriber has the full right, power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, (ii) this Agreement has been duly executed and delivered by Subscriber and constitutes a valid and binding obligation of Subscriber, (iii) the execution and delivery by Subscriber of this Agreement, and the performance by Subscriber of its obligations hereunder does not and will not violate or a conflict with the terms of any agreement or instrument to which Subscriber is a party or by which it is bound, and (iv) unless the prior written approval of the Company has been obtained, Subscriber was not organized for the specific purpose of acquiring the Shares. Subscriber has reviewed all corporate charter documents, bylaws, or other organizational documents necessary to confirm the representations and warranties made in the previous sentence, and, upon the request of the Company, Subscriber will deliver copies of all such documents to the Company.

3.17 Subscriber is not an employee benefit plan. Subscriber is not, and is not acting on behalf of (i) an organization or any affiliate thereof which is exempt from federal income tax, (ii) a foreign government, any international organization or any agency or instrumentality of the foregoing or (iii) the United States of America, any state or political subdivision thereof, any possession of the United States of America, or any agency or instrumentality of the foregoing. (If Subscriber is an entity described in this Section 3.17, then Subscriber should contact the Company for further instructions.)

3.18. Subscriber certifies that the social security or taxpayer identification number provided herein is correct and that Subscriber is not subject to backup withholding either because (i) Subscriber is exempt from backup withholding, (ii) Subscriber has not been notified by the Internal Revenue Service that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding. Subscriber further certifies that he or it is not a “foreign person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and agrees to so notify the Company prior to becoming a foreign person as so defined.

3.19. Subscriber understands that no purchaser in the Offering will be entitled to purchase a number of Shares in the Offering that would result in such purchaser (when aggregated with shares of our capital stock owned by its affiliates for bank regulatory purposes) (i) needing prior approval of any banking regulator to acquire such shares, or (ii) beneficially owning, controlling or having the power to vote more than 9.95% of the Company’s issued and outstanding shares of common stock.

3.20. Investor hereby represents and warrants that it is an individual retirement account as described in Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement annuity as described in Section 408(b) of the Code.

4. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that the following representations are true and complete as of the date on which the Company accepts the Subscriber’s subscription.

4.1 Organization, Good Standing, Power. The Company is a corporation validly existing and in good standing under the laws of the State of Maryland and has the corporate power and authority to carry on its business as currently conducted. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”).

Carroll Community Bank (the “Bank”) is the Company’s only subsidiary banking institution. The Bank holds the requisite authority from the State of Maryland to do business as a state-chartered banking corporation under the laws of the State of Maryland. To the Company’s knowledge, each of the Company and the Bank is in compliance with all laws administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the “FDIC”), the State of Maryland and any other foreign, federal or state bank regulatory authorities with jurisdiction over the Company and its Subsidiaries, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”). The deposit accounts of the Bank are insured up to applicable limits by the FDIC, and all premiums and assessments required to be paid in connection therewith have been paid when due.

4.2 Authorization. All corporate action required to be taken by the Company in order to authorize the Company to issue and sell the Shares to be sold in the Offering has been taken or will be taken prior to the issuance of the Shares to Subscriber. This Agreement and the other agreements to be executed by the Company in connection with the Offering (the “Related Agreements”), when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (i) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

4.3 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the applicable state and federal securities laws and liens or encumbrances created by or imposed by the Subscriber.

4.4 Consents and Approvals. Neither the Company nor any of its subsidiaries is required to obtain any consent, waiver, authorization or order of any court or other federal, state, local or other governmental authority, self-regulatory organization or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement and other documents contemplated hereby (including, without limitation, the issuance of the Shares).

4.5 SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the 18 months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement, the Memorandum and the schedules to this Agreement, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the receipt by the Company of any comments from the staff of the U.S. Securities Commission in connection with their review of the SEC Reports shall, in and of themselves alone, in no case be deemed to constitute evidence of non-compliance or a material misstatement or omission in or with respect to such SEC Reports, or otherwise be deemed to make the provisions of this Section 4.5 untrue.

4.6 Financial Statements. The financial statements of the Company and its subsidiaries included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, as applied by the Company (“GAAP”), applied by the Company on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

4.7 Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the

Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director arrangements disclosed in the SEC Reports, (vi) to the Company’s knowledge, there has not been any material change or amendment to, or any waiver of any material right by the Company under, any material contract under which the Company or any of its subsidiaries is bound or subject, and (vii) to the Company’s knowledge, there has not been a material increase in the aggregate dollar amount of (A) the Bank’s nonperforming loans (including nonaccrual loans and loans 90 days or more past due and still accruing interest) or (B) the reserves or allowances established on the Company’s or Bank’s financial statements with respect thereto. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

4.8 General. Neither the Company’s representations and warranties set forth in this Agreement, any other Disclosure Material nor in any related document contain any misstatement of a material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading. The Company is not selling Shares in the Offering (or in any other offering related to the Offering) to any other subscriber or purchaser on terms more favorable than the terms on which the Shares are being sold pursuant to this Agreement to the Subscriber.

5. Additional Covenants and Agreements. Subscriber hereby covenants and agrees as follows:

5.1 Subscriber will not take or cause to be taken any action that would cause Subscriber to be deemed an underwriter, as defined in Section 2(a)(11) of the Securities Act, of the Shares. Subscriber has made no contract, undertaking, agreement or arrangement, and has no plan to enter into any contract, undertaking, agreement or arrangement, to sell, transfer or pledge its Shares to any other person or entity.

5.2 Subscriber shall not transfer or assign this Agreement or any interest of Subscriber herein.

5.3 In the event the principal residence of Subscriber is changed prior to the purchase of the Shares, Subscriber will promptly notify the Company, and if the change is to a state in which offers or sales of the Shares in the manner contemplated by the Company are prohibited by applicable law, any offer to sell the Shares to Subscriber prior to notification of the change shall be deemed rescinded and Subscriber shall no longer be entitled to purchase the Shares pursuant to such offer.

5.4 Subscriber agrees promptly to provide such information and promptly to execute and deliver such documents as the Company may request (i) to comply with any and all laws and ordinances to which the Company is subject or (ii) to verify any financial, personal or other information regarding Subscriber or Subscriber’s experience or sophistication. The Company may condition any acceptance of this subscription on the receipt and satisfactory content of any such documentation.

6. Indemnification. Subscriber understands and acknowledges that the Company is relying on the representations, warranties and agreements made by Subscriber in this Agreement and the Purchaser Questionnaire, and Subscriber agrees to indemnify and hold harmless the Company, its directors, officers, managers, shareholders, members, employees, agents, and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of Subscriber’s failure to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, in the Purchaser Questionnaire, or in any document provided by Subscriber to the Company.

7. Restatement of Acknowledgments, Covenants, Representations and Warranties. Each of the acknowledgments, covenants, representations, warranties, certifications, conditions and restrictions in this Agreement shall be deemed to have been restated at and as of the date of the acceptance of the subscription and the sale of the Shares subscribed for hereunder. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to Subscriber taking possession of the Shares, the Subscriber will give written notice of such fact to the Company, specifying which representations, warranties or information are not true and accurate and the reasons therefor.

8. Irrevocability of Subscription. This Agreement is irrevocable and is subject to all the terms contained herein and in the Memorandum.

9. Joint and Several Obligation. If more than one person is executing this Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Agreement and Subscriber’s Purchaser Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns.

10. Notices and Addresses. All notices, requests, demands, or other communications required or permitted to be given in accordance with this Agreement will be in writing and deemed delivered by (i) personal delivery, (ii) confirmed delivery by a standard overnight courier or when delivered by hand, or (iii) transmitter’s confirmation of a receipt of a facsimile transmission, to the address set forth below each Party’s signature line to this Agreement or to such other address as may be specified by either Party to the other in accordance with this Section 10.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland (without giving effect to its conflicts of laws provisions).

12. Assignment; Binding Effect. This Agreement may not be assigned by any party without the express written consent of all other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument and may be delivered by facsimile or electronic transmission.

14. Entire Agreement; Modifications. This Agreement, along with the Memorandum, Purchaser Questionnaire and any Related Agreements, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, understandings, and agreements (whether oral or written) relating thereto. No amendment to, or modification or waiver of, any of the terms of this Agreement shall be valid unless in writing signed by the party against whom enforcement of such amendment, modification, or waiver is sought.

15. Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.

16. Rules of Construction. In this Agreement the singular shall include the plural and the masculine gender shall include the feminine and neuter and vice versa, as the context requires. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Memorandum.

17. Survival. This Agreement, its provisions and the acknowledgments, representations, warranties, agreements and indemnities contained herein shall survive and continue after acceptance of the subscription and the issuance of the Share(s) to the Subscriber, and shall be binding upon the heirs, legal representatives, successors and assigns of Subscriber.

[SIGNATURE PAGE FOLLOWS]

CARROLL BANCORP, INC.

IN WITNESS WHEREOF, the undersigned has executed this Subscriber Signature Page on this      day of             , 20    .

Number of Shares Subscribed For:

Total Subscription Amount:	$

Subscriber Name(s) In Which Shares Should Be Registered:

State of Residence or Organization:

Typed or printed address of Subscriber:	Preferred address for receiving communications (Do not complete if already listed on prior column):

Facsimile No.:	Facsimile No.:
Telephone No.:	Telephone No.:
Email address:	Email address:

Social Security No. or Taxpayer Identification No.:	Type of Entity (e.g., individual, corporation, partnership, limited liability company, estate, trust, nominee, or custodian):

SIGNATURE:

Date             , 20

Printed Name of Subscriber

Signature of Subscriber

(Title of Signatory if in representative capacity)

ACCEPTANCE

The subscription contained in the foregoing Subscription Agreement is hereby accepted, subject to the terms and conditions set forth therein, as of this      day of             , 20    .

CARROLL BANCORP, INC.

By:
Name:
Title: